UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): May 12, 2011
AMERIGROUP Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-31574	54-1739323

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4425 Corporation Lane, Virginia Beach, Virginia	23462

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (757) 490-6900
Not Applicable

Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.05 Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics
On May 12, 2011, the Board of Directors of AMERIGROUP Corporation (the “Company”) approved amendments to the Company’s Code of Business Conduct and Ethics (the “Code”), which applies to all of its Directors, officers and employees, to be effective June 15, 2011. These amendments, which are technical and administrative in nature, incorporate the provisions of the Company’s compliance guidebook into the Code. The foregoing description does not purport to be a complete description of the above-described amendments and the above description is qualified in its entirety by reference to the complete Code, as amended, which will be available on the Company’s website at www.amerigroupcorp.com on or about June 15, 2011.
Item 5.07 Submission of Matters to a Vote of Security Holders
The 2011 Annual Meeting of Stockholders (the “Annual Meeting”) of the Company was held on May 12, 2011. At the Annual Meeting, the stockholders:
•	Elected James G. Carlson, Jeffrey B. Child, Richard D. Shirk and John W. Snow as Directors to serve for a three-year term ending in 2014;

•	Elected Admiral Joseph W. Prueher, USN (Ret.) as a Director to serve for a two-year term ending in 2013;

•	Ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2011;

•	On an advisory basis, approved the compensation of the Company’s named executive officers;

•	On an advisory basis, approved the frequency of an advisory stockholder vote on the compensation of the Company’s named executive officers annually; and

•	Approved the Company’s Employee Stock Purchase Plan.
The final results of voting on each of the matters submitted to a vote of the stockholders during the Annual Meeting are set forth below:
1)	Election of Directors

	Total Votes For	Total Votes Withheld	Total Broker
	Each Director	From Each Director	Non-Votes
James G. Carlson	40,997,873	2,198,390	2,285,403
Jeffrey B. Child	43,036,812	159,451	2,285,403
Richard D. Shirk	42,280,664	915,599	2,285,403
John W. Snow	42,951,079	245,184	2,285,403
Admiral Joseph W. Prueher (Ret.)	40,497,679	2,698,584	2,285,403

	For	Against	Abstentions
2) Ratification of KPMG LLP as independent registered public	43,541,599	1,933,150	6,917
accounting firm

				Total Broker
	For	Against	Abstentions	Non-Votes
3) Approval of Compensation of Named Executive Officers	39,576,093	3,609,513	10,657	2,285,403

	One Year	Two Years	Three Years	Abstentions
4) Approval of Frequency of Voting on Compensation of Named	38,633,263	588,655	3,968,056	6,289
Executive Officers

				Total Broker
	For	Against	Abstentions	Non-Votes
5) Approval of the Company’s Employee Stock Purchase Plan	42,719,849	470,465	5,949	2,285,403
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERIGROUP Corporation
May 17, 2011	By:	/s/ Nicholas J. Pace
		Name:	Nicholas J. Pace
		Title:	Executive Vice President, General Counsel and Secretary